EXHIBIT 32.1
                              CERTIFICATION OF CEO

      CERTIFICATION OF CEO PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Moller International (the "Company") on Form 10-QSB for the three months ended September 30, 2006 as filed with the Securities and Exchange commission on the date hereof (the "Report), Paul S. Moller, as Chief Executive Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the Best of his knowledge, that:

(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: 11/17/06


Signed:

/s/ Paul S. Moller
---------------------------
Chief Executive Officer